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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 registration statement.

/s/ Arthur Andersen LLP

Seattle, Washington,
March 23, 1998
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, File Nos. 33-92438, 333-85452, 333-38557 and

333-42279.

Arthur Andersen

Seattle, Washington,
March 23, 1998